                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):      August 7, 1998


                   NEW ENGLAND LIFE PENSION PROPERTIES III ;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-14052                                      04-2847256
(Commission File Number)                (IRS Employer Identification No.)


   225 Franklin Street, 25th Floor
             Boston, MA                               02110
(Address of principal executive offices)           (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On August 7, 1998, New England Life Pension Properties III; A Real Estate Limited Partnership (the "Partnership") sold its interest in Bayberry Associates (the "Joint Venture"), a general partnership that owns real property located in Frederick, Maryland, to an unaffiliated third party (the "Buyer"). The selling price was determined by arm's length negotiations between the Joint Venture and the Buyer. The property was sold for gross proceeds of $17,000,000. The Partnership received net proceeds of approximately $16,985,000 and recognized a gain of approximately $6,170,000.



Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented for the period ended June 30, 1998 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1997 (Exhibit B) and the period ended June 30, 1998 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 20, 1998       NEW ENGLAND LIFE PENSION PROPERTIES III;
                               A REAL ESTATE LIMITED PARTNERSHIP
                                        (Registrant)



                             By:  Copley Properties Company III, Inc.
                                  Managing General Partner


                             By:  /s/  Wesley M. Gardiner, Jr.
                             ---------------------------------
                               Name:  Wesley M. Gardiner, Jr.
                               Title: President, Chief Executive
                                      Officer and Director


New England Life Pension Properties  III;                                        EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
June 30, 1998
Unaudited

                                                                                   Pro Forma              June 30, 1998
                                                            June 30, 1998          Adjustment               Pro Forma
                                                            -------------          ----------             -------------
ASSETS

Property, Net                                                 $6,999,937                                     $6,999,937
Joint venture held for disposition                            10,814,631         ($10,814,631)(a)                     0

Cash and cash equivalents                                      2,942,647           16,985,000 (a)            19,927,647
                                                             ------------        -------------              ------------
                                                             $20,757,215           $6,170,369               $26,927,584
                                                             ============        =============              ============


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                                 $60,506                    0                   $60,506
Accrued management fee                                            45,655                    0                    45,655
                                                             ------------        -------------              ------------

Total liabilities                                                106,161                    0                   106,161
                                                             ------------        -------------              ------------

Partners' capital (deficit):
      Limited partners ($485.54 per unit;
        75,000 units authorized, 68,414
        units issued and outstanding)                         20,710,069            6,108,665 (a)            26,818,734
      General partners                                           (59,015)              61,704 (a)                 2,689
                                                             ------------        -------------              ------------
Total partners' capital                                       20,651,054            6,170,369                26,821,423
                                                             ------------        -------------              ------------
                                                             $20,757,215           $6,170,369               $26,927,584
                                                             ============        =============              ============

New England Life Pension Properties  III;                              EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
December 31, 1997
Unaudited

                                                                                    Pro Forma          December 31, 1997
                                                           December 31, 1997        Adjustment            Pro Forma
                                                           -----------------        ----------            ---------
Investment Activity

Property rentals                                              $  267,791                                $  267,791
Property operating expenses                                      (79,665)                                  (79,665)
Depreciation and amortization                                   (121,979)                                 (121,979)
                                                              ----------          -----------           ----------
                                                                  66,147                    0               66,147

Joint venture earnings                                         1,551,569           (1,020,085)(b)          531,484
Amortization                                                      (9,464)               6,276 (b)           (3,188)
                                                              ----------          -----------           ----------

     Total real estate operations                              1,608,252           (1,013,809)             594,443

Gain on sale of property                                               0            6,170,369 (a)        6,170,369
                                                              ----------          -----------           ----------

     Total real estate activity                                1,608,252            5,156,560            6,764,812

Interest on cash equivalents and short term investments          122,799                    0              122,799
                                                              ----------          -----------           ----------

     Total investment activity                                 1,731,051            5,156,560            6,887,611


Portfolio Expenses

Management fee                                                   182,620             (121,776)(e)           60,844
General and administrative                                       238,143               (5,000)(f)          233,143
                                                              ----------          -----------           ----------
                                                                 420,763             (126,776)             293,987
                                                              ----------          -----------           ----------

Net income                                                    $1,310,288          $ 5,283,336           $6,593,624
                                                              ==========          ===========           ==========

Net income per limited partnership unit                       $    18.96          $     76.45 (c)       $    95.41
                                                              ==========          ===========           ==========

Number of limited partnership units
  outstanding during the period                                   68,414               68,414               68,414
                                                              ==========          ===========           ==========

New England Life Pension Properties III;                          EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
June 30, 1998
Unaudited

                                                                                    Pro Forma          June 30, 1998
                                                             June 30, 1998         Adjustment            Pro Forma
                                                             -------------         ----------          -------------
Investment Activity

Property rentals                                               $ 647,947                                $  647,947
Property operating expenses                                     (139,908)                                 (139,908)
Depreciation and amortization                                   (151,422)                                 (151,422)
                                                               ---------           ----------           ----------
                                                                 356,617                    0              356,617

Joint venture earnings                                           552,679             (552,679)(d)                0
Amortization                                                      (3,138)               3,138 (d)                0
Gain (loss) on sales of property                                       0            6,170,369 (a)        6,170,369
                                                               ---------           ----------           ----------

     Total real estate operations                                906,158            5,620,828            6,526,986

Interest on cash equivalents and short term investments           66,110                    0               66,110
                                                               ---------           ----------           ----------

     Total investment activity                                   972,268            5,620,828            6,593,096


Portfolio Expenses

Management fee                                                    91,310              (68,042)(e)           23,268
General and administrative                                       108,288                    0              108,288
                                                               ---------           ----------           ----------
                                                                 199,598              (68,042)             131,556
                                                               ---------           ----------           ----------

Net income (loss)                                              $ 772,670           $5,688,870           $6,461,540
                                                               =========           ==========           ==========

Net income (loss) per limited partnership unit                 $   11.18           $    82.32 (c)       $    93.50
                                                               =========           ==========           ==========

Number of limited partnership units
  outstanding during the period                                   68,414               68,414               68,414
                                                               =========           ==========           ==========


Pro Forma Financial Statement Footnotes:
---------------------------------------

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain on such disposition to the Partners.

(b) Removal of 1997 operating activity related to the disposed asset discussed in Item 2 herein.

(c) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(d) Removal of 1998 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(e) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(f) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.